ACQUISITION AGREEMENT

AGREEMENT dated July 12, 2000, by, between and among LAREDO INVESTMENTS CORP., a company incorporated under the laws of the state of Nevada (hereinafter referred to as "Laredo") and having an address for service at 1800 E. Sahara Avenue, Suite 104, Las Vegas. Nevada 89104, WST Web Search Technologies Inc., a company incorporated under the laws of the Province of Saskatchewan (hereinafter referred to as the "Company"), having an address for service at 11370 Wascana Meadows, Regina, Saskatchewan, and those certain parties listed on Exhibit A attached hereto, each of whom is a stockholder of the Company (individually referred to as a "Seller" and collectively referred to as the "Sellers").

WHEREAS, the Sellers own a total of 100 shares with no par value of the Company (the "Company Shares") which constitute ONE HUNDRED (100%) percent of the issued and outstanding common shares of the Company; and

WHEREAS, the Sellers desire to sell and Laredo desires to purchase ONE HUNDRED (100%) percent of the Company Shares;

NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants,   agreements,
representations and warranties herein contained, the parties hereby agree as follows:

1.       PURCHASE AND SALE

Each Seller hereby agrees to sell, transfer, assign and convey to Laredo and Laredo hereby agrees to purchase and acquire from the Sellers the Company Shares constituting ONE HUNDRED (100%) percent of the issued and outstanding share capital of the Company, solely in exchange for voting, common stock of Laredo as set forth in Section 2 hereof, in a transaction intended to qualify as a reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

2.       PURCHASE PRICE

The aggregate purchase price to be paid by Laredo to the Sellers for the Company Shares shall be 10,000,000 voting common shares with no par value (the "Laredo Shares") of Laredo, based on an exchange ratio of one share of the Company for 100,000 Laredo Shares at a deemed value of USS 0.001 per Laredo Share.

3.       CLOSING

(a) The Closing for the acquisition of the stock purchase contemplated hereunder pursuant to this Agreement (the "Closing") shall be held at the office of Janowsky & Associates on July 12, 2000 at Kamloops, BC, or such other date and time agreed to by the parties in writing on two days written notice.

(b) At the Closing, Laredo will notify its transfer agent to deliver to each of the Sellers a certificate of the Laredo Shares evidencing his ownership thereof, in accordance with the amounts specified in Exhibit "A" attached hereto, free and clear of any liens or encumbrances of any kind, which certificate shall contain the restrictive legend specified



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

         in Section 12 hereof, and each of the Sellers will deliver to Laredo a certificate evidencing all of the Company Shares owned by him, together with a stock power. endorsed in blank with signatures medallion guaranteed.

4.       WARRANTIES AND REPRESENTATIONS OF THE COMPANY AND SELLERS

In order to induce Laredo to enter into the Agreement and to complete the transaction contemplated hereby, the Company and each of the Sellers warrants and represents to Laredo as of the date hereof and as of the Closing date:

(a)      Organization and Standing.  The Company is a corporation duly organized
         -------------------------
         validly existing and in good standing under the Laws of the Province of Saskatchewan, is qualified to do business in the Province of Saskatchewan, to the extent required by the laws of the Province. Attached hereto as Exhibit "B-1" is a true and correct copy of the Company's Articles of Organization. No changes thereto will be made in any of the documents described in Exhibit "B-1" before Closing.

(b)      Capitalization.  As of the date hereof, the Company's entire authorized
         --------------
         equity capital consists of 100 common shares with no par value. of which 100 common shares are or will be issued and outstanding as of the Closing. As of the Closing, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options. rights, commitments or agreements by which the Company or each Seller is bound, calling for the issuance of any additional common shares or any other voting or equity security of the Company. All of the Company Shares have been duly authorized, are validly issued and are fully paid and non-assessable, have no pre-emptive rights and were issued in conformity with any applicable Federal and Provincial securities laws. The 100 issued and outstanding Company Shares constitute ONE HUNDRED (100%) percent of the equity capital of the Company, which includes ONE HUNDRED (100%) percent of voting power, right to receive dividends. when and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

(c)      Ownership of the Company Shares. As of the date hereof, the Sellers are
         -------------------------------
         the sole owners of the Company Shares, free and clear of all liens encumbrances, and restrictions. Laredo will thereby acquire good and marketable title to all of the capital stock of the Company, free and clear of all liens, encumbrances and restrictions of any nature whatsoever.

(d)      Taxes. The Company has filed all federal provincial and local income or
         -----
         other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, which that a failure to file, pay or accrue will not have a Material Adverse Effect on the Company. Such returns have been prepared in accordance with the applicable material tax laws, rules and regulations thereunder to which the Company is subject and the Company has delivered a true and complete copy of all such tax returns to Laredo.


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


(e)      No Pending  Actions.  To the best knowledge of the Company there are no
         -------------------
         material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting the Company, or against the Company's Officers or Directors arising out of the operations of the Company that are reasonably likely to have a Material Adverse Effect on the Company. Neither the Company nor any Seller is subject to any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or administrative, governmental or regulatory authority or body.

(f)      Ownership of Assets. As described in Exhibit "C", the Company has good,
         -------------------
         marketable title, without any liens or encumbrances of any nature whatever, to all of the following, if any: its assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interest thereunder, licenses and registrations pending licenses and permits an applications therefor, inventions, processes, registrations, know-how, trade secrets, real estate and interest therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and whatever nature, rights and claims under insurance policies and other contracts of whatever nature, rights in receivables, books and records and all other property and rights of every kind and nature owned or held by the Company as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by the Agreement; nor, except in the ordinary course of its business, has the Company disposed of any such assets since the date of the most recent balance sheet described in Section 4(a) of this Agreement.

(g)      No Interest in Supplier,  Customer,  Landlords or Competitors.  Neither
         -------------------------------------------------------------
         any Seller nor any member of his family has any interest of any nature whatever in any supplier, customer, landlord or competitor of the Company except as set forth in Schedule "D" hereto.

(h)      No Debt Owed by the Company to Sellers.  Except as set forth in Exhibit
         --------------------------------------
         "E", the Company does not owe any money, securities, or property to any Seller or any member of his family or to any company controlled by such a person, directly or indirectly.

(i)      Corporate Records.  All of the Company's books and records.  including,
         -----------------
         without limitation, its books of account. corporate records, minute book. stock certificate books and other records of the Company are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation. All material reports, returns and statements currently required to be filed by the Company, with respect to the business and operations of the Company, with any governmental agency have been filed or valid extensions have been obtained in accordance with normal procedures, and all governmental reporting requirements have been complied with.

(j)      No Misleading,  Statements or Omissions. Neither this Agreement nor any
         ---------------------------------------
         financial statement, exhibit, schedule or document attached hereto or presented to the Company in connection herewith, contain any materially

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

         misleading statement, or omit any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

(k)      Validity of the Agreement. All corporate and other proceedings required
         -------------------------
         to be taken by the Seller and by the Company in order to enter into and to carry out this Agreement have been duly and property taken. This Agreement has been duly executed by each Seller and by the Company, and constitutes the valid and binding obligation of each of them, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of the Agreement will not result, or with the passage of time or notice, will not result, in the breach of any of the terms or conditions of, or constitute a default under or violate the Company's Certificate of Incorporation or Articles, or any material agreement, lease, mortgage, bond, indenture, license or other material document or undertaking, oral or written, to which the Company or the Sellers are a party or are bound, nor will such execution and delivery violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body to which the Company or any Seller is a party or is bound; and there are no restrictions which would prevent the Company from conducting its business after the Closing as a wholly-owned subsidiary of the Company.

(l)      Enforceability of the Agreement. This Agreement and the Exhibits hereto
         -------------------------------
         which  are  incorporated  herein  and  made a part  hereof,  when  duly executed and delivered, will be the legal, valid and binding obligations of the Company enforceable according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights, and that at the Closing, Laredo will have acquired title in and to the Company Shares free and clear of all claims, liens and encumbrances.

(m)      Access to Books and  Records.  Laredo will have full and free access to
         ----------------------------
         the company's books during the course of this transaction prior to Closing, during regular business hours.

(n)      Significant  Agreements.  The Company is not and will not at Closing be
         -----------------------
         bound by any, of the following, other than where already disclosed in any other exhibit, unless specifically listed in Exhibit "F" hereto:

         (i)   employment,   advisory,   or  consulting   contract  and  has  no
             employees;

         (ii)  any plan providing for employee benefits of any nature;

         (iii) any lease with respect to any property or equipment;

         (iv) any contract or commitment for any future expenditure in excess of $1.000;

         (v)   any  contract or  commitment  pursuant  to which it has  assumed,
             guaranteed,   endorsed,   or  otherwise  become  liable  for   any
             obligation of any other person, firm or organization;

         (vi) any contract, agreement, understanding, commitment or arrangement, other than in the normal course of business, not fully disclosed or set forth in the Agreement or in the company's Financial Statements; or

         (vii) any agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of the execution and delivery of this Agreement.

There are no representations and warranties provided by the Company or the Sellers except as set forth above.

5.       WARRANTIES AND REPRESENTATIONS OF LAREDO

In order to induce the Sellers and the Company to enter into this Agreement and to complete the transaction contemplated hereby, Laredo warrants and represents to the Company and each Seller that:

(a)      Organization  and  Standing.  Laredo is a corporation  duly  organized,
         ---------------------------
         validly existing and in good standing under the laws of the State of Nevada, and has full power and authority to own and operate assets, properties and business. Attached hereto as Exhibit "G" is a true and correct copy of Laredo Certificate of Incorporation, By-Laws and all amendments thereof. No changes thereto will be made in any of the documents described in Exhibit "G" at or before the Closing, except as provided in subsection 5(b)(ii) hereof.

(b)      Capitalization.
         --------------

         (i) As of the date hereof, Laredo's entire authorized equity capital consists of 100,000,000 shares of common stock without par value (the "Common Stock"), of which 29,000,000 Shares are currently issued and outstanding. All of such Laredo's Common Stock issued and outstanding at the Closing have been duty authorized, validly issued and are fully, paid and non-assessable, have no preemptive rights and were issued in compliance with all Federal and state securities laws. The relative rights and preferences of Laredo's equity securities are set forth in Laredo's Certificate of
             Incorporation and Laredo's By-Laws and any amendments thereto. There are no other voting or equity securities convertible into voting stock and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which Laredo is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security, including, without limitation, those described in Section 5(b)(ii) hereof.

         (ii) The By-Laws of Laredo provide that a simple majority of the shares voting at a stockholders' meeting at which a quorum is present may elect all of the directors of Laredo. Cumulative voting is not provide for by the By-Laws or Certificate of Incorporation of Laredo.

(c)      Ownership of Laredo Shares.  By Laredo's  issuance of the Laredo Shares
         --------------------------
         to the  Sellers  pursuant  to this  Agreement,  each Seller will at the

         Closing thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances and claims of any nature whatsoever, except that such Laredo Shares will not have been registered under the 1933 Act and accordingly certain hold periods may be applicable in the United States.

(d)      No  Business.  Laredo has never and will not on the  Closing  have ever
         ------------
         conducted business, owned assets, employed persons or incurred any liabilities other then professional fees which have been accounted for in the Financial Statements of Laredo.

(e)      Significant Agreements.  Laredo is not and will not at Closing be bound
         ----------------------
         by any of the following, other than where already disclosed in any other exhibit, unless specifically listed in Exhibit "H" hereto:

         (i)   employment, advisory or consulting contract and has no employees;

         (ii)  any plan providing for employee benefits of any nature;

         (iii) any lease with respect to any property or equipment;

         (iv) any contract or commitment for nay future expenditure in excess of 1,000;

         (v)   any  contract or  commitment  pursuant  to which it has  assumed,
             guaranteed,   endorsed,   or  otherwise   become  liable   for  any
             obligation of any other person, firm or organization;

         (vi) any contract, agreement. understanding, commitment or arrangement, other than in the normal course of business, not fully disclosed or set forth in the Agreement or in Laredo's Financial Statements; or

         (vii) any agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of the execution and delivery of this Agreement.

(f)      Taxes.  Laredo has filed all  federal,  state and local income or other
         -----
         tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid all taxes as shown on such returns. All of such returns have been prepared in accordance with the applicable tax laws and rules and regulations thereunder to which Laredo is subject. To Laredo's knowledge, there is no audit or threat of any audit of any tax return for any period, and Laredo knows of no basis for the assertion of any additional taxes of any kind.

(g)      Absence of Liabilities. At and as of the Closing Date, Laredo will have
         ----------------------
         no liabilities of any kind or nature,  fixed or contingent,  except for
         (i) the costs, including legal and accounting fees and other expenses, in connection with this transaction, for which Laredo agrees to be solely responsible and to pay in full at or before the Closing, and
         (ii) the transactions described in subsection 5(b)(ii) and 8(c) hereof.

(h)      No Pending Actions,  Securities  Issuance.  There are no material legal
         -----------------------------------------
         actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Laredo, or against any of Laredo's officers or directors and arising out of their operation of Laredo that are reasonably likely to have a Material Adverse Effect on Laredo and Laredo has not violated any securities law, ordinance or regulation of any kind whatever, including, but not limited to the 1933 Act, the 1934 Act, the rules and regulations of the SEC, or the securities laws and regulations of any U.S. state or Canadian province. Laredo is not subject to any order, writ, judgment, injunction, decree, determination or aware of any court, arbitration or administrative, governmental or regulatory authority or body. All of Laredo's common stock issued and outstanding at the Closing will have been issued in compliance with all Federal and state securities laws. Laredo is not an investment company as defined in the securities laws.

(i)      Corporate Records. All of Laredo's books and records, including without
         -----------------
         limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in ill material respects since its date of incorporation. All of said books and records will be delivered to Laredo's new directors at the Closing.

(j)      No Misleading Statements or Omissions.  Neither this Agreement nor any,
         -------------------------------------
         financial statement, exhibit, schedule or document attached hereto or presented to the Company or the Sellers in connection herewith contains any materially misleading statement, or omits any facts or statement necessary to make the other statements or facts herein set forth not materially misleading.

(k)      Validity of the Agreement. All corporate and other proceedings required
         -------------------------
         to be taken by Laredo in order to enter into and to carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by Laredo and constitutes a valid, binding and enforceable obligation of Laredo, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement will not result, or, with the passage of time or notice, will not result, in the breach of any of the terms or conditions of, or constitute a default under or violate Laredo's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Laredo is a party or is bound or may affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body.

(l)      Enforceability of the Agreement. When duly executed and delivered, this
         -------------------------------
         Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable obligations of Laredo according to its terms, except to the extent limited by applicable bankruptcy reorganization, insolvency, moratory or other laws relating to or effecting generally the enforcement of creditors rights, and that at the time of such execution and deliver, the Sellers will have acquired good marketable title in and to the Laredo Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

(m)      Access to Books and Records. The Company and the Sellers will have full
         ---------------------------
         and free access during regular business hours and on reasonable prior notice to Laredo's books and records during the course of this transaction prior to and at the Closing.

(n)      Laredo's  Financial  Statements.  At least 5 days  before the  Closing,
         -------------------------------
         Laredo will provide the Company and the Sellers with its audited financial statements for the eight months ended August 31, 1999 and for the years ended December 31, 1998 and 1997 together with unaudited management prepared financial statements for the year ended December 31, 1999 (the "Laredo Financial Statements"). The Laredo Financial Statements and the notes thereto are true, complete and accurate and fairly present the consolidated assets, liabilities and accounting principles consistently applied throughout the periods involved. Laredo does not have any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which were not fully reflected in the Laredo Financial Statements.

(o)      Laredo's Financial Condition. At the Closing, and after consummation of
         ----------------------------
         all of the transactions contemplated hereby, Laredo will have no material assets or liabilities.

(p)      Directors'  Approval.  Promptly upon the execution and delivery of this
         --------------------
         Agreement, but in the event, on or before the Closing, Laredo's Board of Directors, by meeting or consent, will have approved this Agreement. and all matters set forth herein as conditions precedent to the consummation by the Sellers of the Closing hereunder.

(q)      Consents.  Except as described  in Section 8 hereof,  no consent of any
         --------
         person is necessary to the
         consummation of the transaction contemplated hereby.

(r)      No Brokers.  Except as set forth in paragraph 12, no broker,  finder or
         ----------
         investment broker is entitled to any brokerage, finder's or other fee or commission in connection with any of the transactions contemplated by this Agreement.

There are no representations and warranties provided by the Company or the Sellers except as set forth above.

6.       SURVIVAL OF TERMS

All of the terms and conditions of this Agreement, together with the warranties, representations and covenants contained herein or in any instrument or document delivered to or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Closing, notwithstanding any investigation heretofore or hereafter made by or on behalf of any party hereto; provided, however, that (a) the agreements and covenants set forth in this Agreement shall survive and continue until all obligations set forth therein shall have been performed and satisfied, and (b) all representations and warranties shall survive and continue for, and all claims with respect thereto shall be made prior to the end of 12 months from the Closing.

7.       THE LAREDO SHARES AND THE COMPANY

All of the Laredo Shares and the Company Shares shall be validly issued, fully paid and non- assessable shares of Laredo's and the Company's respective Common

Stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation, if any, as set forth in the respective Certificates of Incorporation.

8.       CONDITIONS PRECEDENT TO CLOSING BY THE SELLERS

Each and every obligation of Laredo under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by the
Sellers:

(a)      Representations and Warranties True. The representations and warranties
         -----------------------------------
         of Laredo contained in this Agreement and in all certificates and other documents delivered and to be delivered by Laredo to the Sellers pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true and accurate as of the date when made and at and as of the Closing as though such representations and warranties were made at and as of such date;

(b)      Performance.   Laredo  shall  have  performed  and  complied  with  all
         -----------
         agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing;

(c)      Board of Directors  Approval.  Laredo's  Board of Directors  shall have
         ----------------------------
         approved the transactions contemplated by this Agreement, including the Reorganization, in the manner required by applicable state law;

(d)      No   Governmental   Proceeding   or   Litigation.   No  suit,   action,
         ------------------------------------------------
         investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which challenges the validity or legality of the transactions contemplated hereby;

(e)      Proceedings.  All  proceedings  to be  taken  in  connection  with  the
         -----------
         transactions contemplated by this Agreement by the Sellers and the Company, and all documents incident thereto, shall be reasonably satisfactorily to Laredo and it's counsel, and Laredo shall have received a true, correct and complete copy of all such documents as Laredo or it's counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith;

(f)      Certificates/Statutory  Declarations.  The Sellers shall have furnished
         ------------------------------------
         Laredo with such certificates/statutory declarations to evidence the compliance with the conditions set forth in this Section 9 as may be reasonably requested by Laredo,

(g)      Legal  Opinion.  The Sellers and the Company  shall have  delivered  to
         --------------
         Laredo an opinion of counsel for the Company, in form and substance reasonably satisfactory to Laredo and it's counsel stating that (a) the Company is duly organized and validly existing under the laws of the Province of Saskatchewan and is in good standing; (b) all necessary steps have been taken pursuant to the terms of the Company's Articles of Organization and Operating Agreement to permit the transfer of the ownership of the Company to Laredo, (c) counsel for the Company has no knowledge of any liens or encumbrances which would affect Seller's ability to transfer 100% of the Company to Laredo; and (d) counsel for

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

         the Company has no knowledge of Company's violation of any laws or regulations of the Province of Saskatchewan, or any basis for the assertion of any claim relating thereto.

9.       TERMINATION

This termination may be terminated at any time before or at Closing by:

(a)      The mutual agreement of the parties,

(b)      Any party if:

         (i) any provision of this Agreement applicable to a party, shall be materially untrue or fail to be accomplished.

         (ii)  any  legal  proceeding  shall  have been  instituted  or shall be
             imminently   threatening   to  delay,   restrain  or  prevent   the
             consummation of this Agreement or any material component thereof.

Upon the termination of this Agreement for any reason, in accordance with the terms arid conditions set forth in this Section, each party shall bear all of it's own costs and expenses and no party shall be liable to the other.

10.      POST CLOSING ITEMS

Within 45 days after the Closing, Laredo shall file with the Securities and Exchange Commission and any state security regulatory authority such forms as are required under applicable federal and state securities laws in connection with the transactions contemplated hereunder.

11.      ENTIRE AGREEMENT; WAIVER OF BREACH

Except insofar as such other agreements are specifically referred to herein or are incorporated herein by reference, this Agreement constitutes the entire agreement between the parties and supersedes any prior agreement or understanding among them in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto, and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

12.      NO THIRD PARTY BENEFICIARIES

The provisions of this Agreement are for the exclusive benefit of the parties who are signatories hereto and their permitted successors and assigns, and no third party shall be a beneficiary or, have any rights by virtue of this Agreement.

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



13.      ASSIGNMENT:  BINDING EFFECT

This Agreement, including both it's obligations and benefits, shall inure to the benefit of, and by binding on the respective permitted assigns, transferees, successors and heirs of the parties. This Agreement may not be assigned or transferred in whole or in part by any party without the prior written consent of all other parties.

14.      MATERIAL ADVERSE EFFECT

As used in this Agreement, "Material Adverse Effect" with respect to a party means any change in, or effect on, the business conducted by such party that is, or is reasonably likely to be, materially adverse to (i) the business result of operations, prospects or condition (financial or otherwise) of such party and it's subsidiaries, taken as a whole, or (ii) the assets and properties used or useful in the conduct of the business of such party and it's Subsidiaries, taken as a whole.

15.      GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the internal laws of the Province of British Columbia, determined with regard to it's conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted, only in a federal or state court in the Province of British Columbia, (ii) waive any objection which may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the exclusive jurisdiction of such federal or state court in the Province of British Columbia in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement.

16.      COUNTERPARTS

This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

17.      SEVERABILITY

If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

18.      RESTRICTIVE LEGEND

Each certificate representing shares of Laredo Common Stock being issued to the Sellers shall bear the following legend in addition to such other restrictive legends as may be required by law or is mutually agreed by all parties hereto:

         "The shares represented by this certificate have not been registered under the Securities Act of 1993. as amended (the "Act"), or any state securities laws. and no sale or transfer thereof may be effected without an effective registration statement or an opinion of counsel for the holder, satisfactory to Laredo Investments Corp., that such registration is not required under the Act and any applicable state securities laws."

19.      NUMBER AND GENDER

Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

20.      EXPENSES: TRANSFER TAXES, ETC.

Whether or not the transaction contemplated by this Agreement shall be consummated, each party agrees that all fees and expenses incurred in connection with this Agreement shall be borne Laredo.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

WST WEB SEARCH TECHNOLOGEES INC.
by its authorized signatory


-------------------------------



LAREDO INVESTMENTS CORP.
by its authorized signatory


-------------------------------



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